Exhibit 24 Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of The Ryland Group, Inc., a Maryland corporation, constitute and appoint Timothy
J. Geckle and Michael D. Mangan and either of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in either of them, to sign for the undersigned in their respective names as directors and officers of The Ryland Group, Inc., the Annual Report on Form 10-K of The Ryland Group, Inc., for the fiscal year ended December 31, 1998, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934. We hereby confirm all acts taken by such agents and attorneys-in-fact, or either of them, as herein authorized.

DATED:  March 1, 1999
                                   /s/ R. Chad Dreier
                                   -------------------
                                   R. Chad Dreier, Chairman of the Board,
                                   President, and Chief Executive Officer
                                   (Principal Executive Officer)

                                   /s/ James A. Flick, Jr.
                                   -----------------------
                                   James A. Flick, Jr., Director

                                   /s/ Leslie M. Frecon
                                   --------------------
                                   Leslie M. Frecon, Director

                                   /s/ Robert J. Gaw
                                   -------------------
                                   Robert J. Gaw, Director

                                   /s/ Leonard M. Harlan
                                   ---------------------
                                   Leonard M. Harlan, Director

                                   /s/ William L. Jews
                                   --------------------
                                   William L. Jews, Director

                                   /s/ William G. Kagler
                                   ----------------------
                                   William G. Kagler, Director

                                   /s/ Charlotte St. Martin
                                   ------------------------
                                   Charlotte St. Martin, Director

                                   /s/ John O. Wilson
                                   ------------------
                                   John O. Wilson, Director


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